MERRILL LYNCH
CAPITAL FUND, INC.








FUND LOGO








Quarterly Report

June 30, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH CAPITAL FUND, INC.


PORTFOLIO SUMMARY


Security Diversification
As a Percentage of Net Assets
As of June 30, 1997

A pie chart illustrating the following percentages:

US Bonds                             35.8%
Non-US Bonds                          3.9%
Cash & Cash Equivalents               2.4%
US Stocks                            47.2%
Non-US Stocks                        10.7%


Sector Representation
As a Percentage of Equities
As of June 30, 1997

A pie chart illustrating the following percentages:

Financial Services                   24.4%
Transportation                        1.8%
Consumer Services                     7.2%
Utilities                             1.7%
Consumer Cyclicals                    9.2%
Capital Goods--Technology            13.2%
Energy                               14.0%
Basic Industries                      8.9%
Diversified                           3.0%
Consumer Staples                      9.3%
Credit Cyclicals                      3.0%
Capital Goods                         4.3%


Geographic Diversification         Percent of
As of June 30, 1997                Net Assets*

United States                        84.7%
United Kingdom                        4.5
Argentina                             3.6
Switzerland                           1.8
Mexico                                0.9
Brazil                                0.8
Finland                               0.8
Netherlands                           0.6
Italy                                 0.6
France                                0.5
Japan                                 0.3
Chile                                 0.2
Hong Kong                             0.2
South Korea                           0.2
India                                 0.1
Thailand                              0.1
Czech Republic                        0.1

[FN]
*Includes investments in short-term securities.


US Common Stock Investments                       S&P
As of June 30, 1997                    Fund       500*

Average Capitalization (in billions)  $21.7      $13.4
Price/Book Value                        2.8        5.0
Price/Earnings Ratio**                 18.0       20.9
Yield Based on Current Dividend         1.9%       1.7%

[FN]
 *An unmanaged broad-based index comprised of common stocks.
**Based on 1997 earnings estimates.


Fixed-Income Investments                         Merrill Lynch
As of June 30, 1997                    Fund       DOAO Index*

Duration                             5.4 Years     5.1 Years
Average Maturity                     9.1 Years    12.9 Years
Asset Breakdown:
   Corporates                          51.2%        17.7%
   US Treasuries/Agencies              42.2%        53.2%
   Mortgage-Backed                      1.4%        29.1%
   International Governments            5.2%           --

[FN]
*An unmanaged market-weighted corporate, Government and mortgage master bond index reflecting approximately 97% of total outstanding bonds.



DEAR SHAREHOLDER


US equity market performance during the second quarter of 1997 was more characteristic of the initial stages of a bull market than that which would typically be expected to occur after a lengthy period of economic growth and financial asset price appreciation. Following the modest correction experienced in early spring which erased the first quarter's +2.66% total return, the unmanaged Standard & Poor's 500 Index (S&P 500) soared to a stunning +17.43% second-quarter total return, the strongest second-quarter performance since 1938. The 1997-to-date total return of +20.55% is the fourth largest first half gain in 50 years. Two of the three instances of superior first half performance occurred after long periods of poor market returns. The +41.8% first half advance of 1975 followed the severe bear market of 1973--1974 when equity prices declined by over 40%. The +22.2% first half gain of 1983 came after three years of equity market stagnation prior to the market turn in August 1982. The +27.6% first half return in 1987 was preceded by two years of solid market gains but, in turn, preceded the significant price decline in the fourth quarter of that year. Indeed, never has such a remarkable gain as that of the first half of 1997 been achieved when stock prices had already advanced by more than 15% in the prior year, adding another record to this market's extraordinary advance.

The catalysts to the stock market's strong price appreciation in the June quarter included evidence of a decelerating pace of real economic growth following the first quarter's blistering 5.9% rate of increase, continued benign inflationary pressures, expectations for good corporate profits performance, ongoing mutual fund cash inflows and enhanced prospects for a Federal balanced budget agreement which would include a reduced rate of capital gains taxation. The bond market also benefited from these trends, albeit to a much more modest degree than the stock market, with the unmanaged Merrill Lynch Domestic Bond Master Index providing a +3.65% total return in the second quarter while cash equivalents earned +1.36%. The total returns of Merrill Lynch Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the June quarter were +10.45%, +10.19%, +10.18% and +10.37%, respectively.

On the economic front, first quarter real gross domestic product
(GDP) growth of 5.9% was the strongest since the fourth quarter of 1987, driven by accelerating consumer spending to a 5.6% rate of increase (the highest in five years), strong corporate investment activity and increased inventory accumulation. However, indicators suggest second quarter GDP growth is likely to be considerably more modest. Personal consumption expenditures grew at a mere 1% annual rate; retail sales declined for the three consecutive months; the second decline occurred in the volatile durable goods orders series in the last three months; weak construction activity in May included a sharp decline in housing starts; and there was the first decline in factory shipments this year.

This accumulating body of evidence of moderating economic growth, combined with continued disinflation, supported the Federal Reserve Board's decision to keep short-term interest rates unchanged in both May and early July, following its decision to increase interest rates in March. The inflation outlook is particularly encouraging. Through May, the Consumer Price Index (CPI) had risen at a 2.2% annual rate over the prior 12 months, the slowest such rate of increase in ten years, and through the first five months of 1997, the CPI increased at a mere 1.4% rate. This very favorable combination of moderate economic growth, low inflation and an accom-modating monetary policy provided the economic foundation for the powerful advance in financial asset prices in the June quarter.

Portfolio Matters
Our investment position at June 30, 1997 showed 57.9% of portfolio net assets invested in equities, 39.7% in bonds and 2.4% in cash or cash equivalents. This compares to 55.0% of net assets in equities, 42.0% in bonds and 3.0% in cash or cash equivalents at the end of the March quarter. This modest shift in asset mix largely reflects the relative outperformance of stocks compared to bonds during the June quarter, resulting in a significantly greater increase in the value of our equities than our bonds over this period.

We have discussed for some time, and at some length, the rationale behind the large bond component of Merrill Lynch Capital Fund, but we believe the continued outperformance of stocks versus bonds necessitates a reiteration of our views. In the context of long-term historical valuation relationships both within and between the stock and bond markets, we believe bonds are attractively valued. Adjusted for the current rate of inflation, interest rates rarely have been higher since the Great Depression of the 1930s. Indeed, excluding the 1981--1982 period when the prime rate of interest exceeded 21% and the economy suffered through a severe recession in response to aggressive Federal Reserve Board interest rate increases to stamp out the last vestiges of the inflationary psychology of the late 1970s, current inflation-adjusted interest rates are the highest in over 60 years. With the rate of inflation continuing to slow, we believe the current real return available in the bond market to be very attractive.

Compared to the stock market, bonds are attractively valued. The relationships between current bond yields and stock market dividend and earnings yields are the most favorable to bonds since at least 1960. Meanwhile, stocks are very expensive on a long-term valuation basis. Indeed, on virtually every traditional valuation measure, the stock market is as highly valued as it has been in the post-war period. While this condition has not yet restrained the upward advance in equity prices, it has served to make stocks that much more expensive in a historical context. As a result, we continue to maintain a relatively large weighting in bonds in Merrill Lynch Capital Fund based upon our belief that, as a result of these valuation relationships, bond returns will be very competitive with those available from the broad equity market averages over the next 12 months.

Within the equity component of the Fund, we added two new investments and eliminated 12 holdings during the June quarter. We increased our position in 22 stocks while reducing our ownership of an additional 15. We established a position in American Standard Companies, Inc. during the June quarter. This diversified manufacturer operates in three distinct businesses where it maintains leading market positions on a global basis: air conditioning under the Trane brand name, auto products under the Wabco name and plumbing equipment. Company management believes it can sustain a 15% revenue growth through the end of the decade and improve operating margins in each business segment, while deploying free cash flow for debt repayment and to fund a modest share repurchase authorization. This combination is expected to propel earnings per share growth at a greater-than-20% rate. In our opinion, this is also an exceptionally well-managed company with a strong record of value creation, and evidences significant insider stock ownership. Selling at approximately 15.0 times estimated 1997 earnings per share, American Standard appears to offer excellent value at its current price. The other new addition to the Fund is Sunbeam Corporation, the small appliance manufacturer. New management was installed at Sunbeam one year ago, and has imple-mented a dramatic restructuring program which is expected to result in significant shareholder value creation over the next several years. The company has adopted a set of aggressive financial goals, including the achievement of $2 billion in revenues, a 20% operating margin, a 25% return on shareholders' equity, $600 million in free cash flow and a debt-free balance sheet within three years. If successful, a company with the profitability, returns and cash generation capability to which Sunbeam aspires would command a significantly higher valuation in the market, suggesting substantial upside potential in the share price. In addition, management incentives are highly correlated to share price performance through both direct stock ownership and substantial stock option and restricted stock programs. With a well-articulated strategy for top-line growth, profitability improvement and free cash generation, suggesting significant earnings power enhancement and with a highly motivated management team with a proven record of value creation, we believe Sunbeam represents very good value.

We eliminated our holding in Rockwell International Corporation, the diversified electronics and aerospace company. The stock had performed reasonably well over the last few years and had provided the Fund with a near-100% return from our initial purchase. Subsequent to the announced spin-off of the company's automotive operation, Rockwell will be a technology-based company with primary end markets in automation, avionics, electronics and space systems. However, generous assumptions about both operating margin expansion and improved stock valuation suggested only nominal upside potential in the stock, so we chose to sell our position and redeploy the proceeds into more attractive investment opportunities. We also sold our position in Cleveland-Cliffs, Inc., an iron ore supplier to the steel industry. The closure of the company's Australian mine, as a result of a lack of economic incremental reserves, has eliminated an important profit contributor and cash generator for the company. While it is endeavoring to replace both the lost production and earnings of this facility through a number of projects, it is likely to be 1999 before the company can resume a positive earnings growth trajectory. While well-managed and statistically inexpensive, expectations for three years of flat earnings and the lack of any discernible catalyst for significant share price appreciation supported the sale of our investment in the company.

Examining the industry concentration of the Fund's equity holdings, we continue to maintain relatively low weightings relative to the S&P 500 in the broad consumer sector and electric utilities, while energy and financial services, specifically insurance, remain relatively heavily weighted in the Fund's mix. The consumer segment of the equity market is represented by many high-quality companies, but the stocks tend to sell at high valuation levels, limiting their current investment appeal. We have eliminated all of our holdings in electric utility companies based upon our view that the deregulation of electric power generation will prove extremely disruptive to this industry, as it has for every other deregulated industry, until capacity is rationalized, consolidation further advanced and capital more effectively allocated. This process can take several years to unfold, during which time the risks outweigh the potential rewards of ownership of equity securities of these companies, in our opinion.

In contrast, real estate investment trusts provide many of the same defensive characteristics as utilities, such as high dividend yields and low valuation parameters, while offering attractive growth opportunities and superior managements. The Fund is invested in several such equities.

We believe the insurance industry offers many attractive investment opportunities as many companies are well-advanced in the process of restructuring to concentrate on select, high return lines of business, freeing-up substantial excess capital as a result. In turn, this excess capital is being reinvested in acquisitions or share repurchases which we expect will help build value for shareholders. In addition, many such companies are managed by individuals with significant stock ownership, making for a mutuality of interest in achieving this objective. Finally, this is among the more reasonably valued segments of the market.

While most of our energy stock investments benefited from the strong commodity price environment of 1996, our investment position in this sector is not based upon a top-down, commodity price forecast. Many energy companies offer attractive unit volume growth and substantial restructuring opportunities, while selling at reasonable prices with high current dividend yields. In particular, many international oil companies headquartered outside the United States, such as Fund holdings YPF S.A. of Argentina, TOTAL S.A. of France and Ente Nazionale Idrocarburi S.p.A. (ENI) of Italy, appear quite inexpensive compared to comparable US-based companies.

Within the fixed-income component of the portfolio, we maintained the average duration of our bonds at 5.4 years. We slightly extended the average portfolio maturity of our bonds to 9.1 years from 8.8 years at the end of the March quarter, reflecting the availability of attractive inflation-adjusted yields in longer-maturity securities. Though our bonds' average yield to maturity declined during the June quarter from 7.36% to 6.98% in response to overall market declines, we were able to mitigate some of this decrease through an ongoing program of swap trades for credit and yield enhancement. Investment-grade corporate bonds continued to represent the largest category of fixed-income holdings at June quarter-end at 46.6% of fixed-income assets compared to 44.8% at the end of March, while foreign government bond investments increased to 5.2% of fixed-income assets from 5.0%. US Treasury bonds decreased to 42.2% of fixed-income assets from 44.0%, and high-yield corporate bonds decreased from 4.8% to 4.5%. We maintained our position in mortgage-backed securities at 1.4% of fixed-income assets. We maintained the average quality ratings of our bond holdings at A1/A+ as rated by one of the nationally recognized rating agencies.

Despite the high overall level of the stock market, we continue to identify and invest in above-average companies whose stocks sell at below-average valuation levels. We define an above-average company as one which maintains a strong competitive position, earns consistently high returns on capital, is financially sound, generates cash in excess of its internal reinvestment requirements and is managed by individuals motivated to create value for shareholders. We define a below-average price as one which does not adequately or accurately reflect what we believe to be the company's underlying intrinsic value. On average, the stocks held in Merrill Lynch Capital Fund, Inc. have generated comparable returns on shareholders' equity and have stronger balance sheets, while offering faster earnings growth than the average company as measured by the S&P 500. However, these same stocks sell at an average price/earnings ratio of 18.0 times estimated 1997 earnings per share versus 20.9 times for the S&P 500, 2.8 times current book value versus 5.1 times for the S&P 500 and provide a 1.9% dividend yield versus 1.7% for the S&P 500. We believe this formula will provide superior risk-adjusted returns over time.

In Conclusion
We appreciate your continued interest and participation in Merrill Lynch Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Kurt Schansinger)
Kurt Schansinger
Vice President and Portfolio Manager



July 25, 1997



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Kurt Schansinger, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +22.40%        +15.98%
Five Years Ended 6/30/97                  +15.01         +13.78
Ten Years Ended 6/30/97                   +12.45         +11.85

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                        +21.16%        +17.16%
Five Years Ended 6/30/97                  +13.85         +13.85
Inception (10/21/88)
through 6/30/97                           +12.90         +12.90

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                        +21.15%        +20.15%
Inception (10/21/94)
through 6/30/97                           +19.24         +19.24

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +22.09%        +15.68%
Inception (10/21/94)
through 6/30/97                           +20.16         +17.77

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on November 8, 1973 to $18,394.29 on
June 30, 1997.



Recent Performance Results
                                                                                       12 Month     3 Month
                                                         6/30/97    3/31/97   6/30/96  % Change    % Change
ML Capital Fund, Inc. Class A Shares*                    $34.67     $31.39    $31.40   +15.83%(1)   +10.45%
ML Capital Fund, Inc. Class B Shares*                     33.85      30.72     30.72   +15.69(1)    +10.19
ML Capital Fund, Inc. Class C Shares*                     33.54      30.44     30.49   +15.55(1)    +10.18
ML Capital Fund, Inc. Class D Shares*                     34.59      31.34     31.34   +15.79(1)    +10.37
Dow Jones Industrial Average                           7,672.79   6,583.48  5,654.63   +35.69       +16.55
Standard & Poor's 500 Index**                            885.14     757.12    670.63   +31.99       +16.91
ML Capital Fund, Inc. Class A Shares--Total Return*                                    +22.40(2)    +10.45
ML Capital Fund, Inc. Class B Shares--Total Return*                                    +21.16(3)    +10.19
ML Capital Fund, Inc. Class C Shares--Total Return*                                    +21.15(4)    +10.18
ML Capital Fund, Inc. Class D Shares--Total Return*                                    +22.09(5)    +10.37
Dow Jones Industrial Average--Total Return                                             +38.54       +17.09
Standard & Poor's 500 Index--Total Return**                                            +34.65       +17.43

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.464 per share capital gains distributions.
(2)Percent change includes reinvestment of $1.725 per share ordinary income dividends and $1.464 per share capital gains distributions.
(3)Percent change includes reinvestment of $1.412 per share ordinary income dividends and $1.464 per share capital gains distributions.
(4)Percent change includes reinvestment of $1.437 per share ordinary income dividends and $1.464 per share capital gains distributions.
(5)Percent change includes reinvestment of $1.652 per share ordinary income dividends and $1.464 per share capital gains distributions.

SCHEDULE OF INVESTMENTS
                                 Shares                                                                             Percent of
Industries                        Held             Common Stocks                           Cost            Value    Net Assets
Aerospace                      1,125,000   Lockheed Martin Corp.                     $   83,216,555   $  116,507,812    1.2%

Appliances & Furniture           750,000   Sunbeam Corporation                           29,442,355       28,312,500    0.3

Automobile Equipment           1,900,000   Echlin Inc.                                   60,716,252       68,400,000    0.7

Automotive                     1,000,000   General Motors Corp.                          47,511,108       55,687,500    0.6

Banking                        1,300,000   The Chase Manhattan Corp.                     91,963,256      126,181,250    1.3

Building Materials             1,018,000   American Standard Companies, Inc.             48,494,451       45,555,500    0.5
                               2,400,000   Masco Corporation                             75,254,389      100,200,000    1.0
                                                                                     --------------   --------------  ------
                                                                                        123,748,840      145,755,500    1.5

Capital Goods                    800,000   Kennametal, Inc.                              28,294,647       34,400,000    0.3
                               1,500,000   United Dominion Industries, Ltd.              34,449,123       36,843,750    0.4
                                                                                     --------------   --------------  ------
                                                                                         62,743,770       71,243,750    0.7

Chemicals                      1,200,000   duPont (E.I.) de Nemours & Co.                50,935,827       75,450,000    0.8
                               1,400,000   Engelhard Corp.                               25,445,579       29,312,500    0.3
                               1,300,000   Grace (W.R.) & Co.                            66,236,105       71,662,500    0.7
                               2,000,000   Imperial Chemical Industries PLC
                                           (ADR)*                                        98,975,520      113,750,000    1.1
                                 500,000   Millennium Chemicals Inc.                     13,552,415       11,375,000    0.1
                                                                                     --------------   --------------  ------
                                                                                        255,145,446      301,550,000    3.0

Communications                   400,000   Cisco Systems, Inc.                           18,761,482       26,850,000    0.3
Equipment

Computer Software              1,200,000   Computer Associates International,
                                           Inc.                                          52,000,835       66,825,000    0.7

Consumer Electronics             400,000   Nintendo Corp. Ltd.                           28,474,285       33,476,020    0.3

Diversified                    2,300,000   Tenneco, Inc.                                 93,831,299      103,931,250    1.0
Companies                      6,000,000   Tomkins PLC                                   24,678,005       25,942,800    0.3
                               1,900,000   United Technologies Corp.                     56,635,222      157,700,000    1.6
                               1,300,000   Varian Associates, Inc.                       67,737,058       70,525,000    0.7
                                                                                     --------------   --------------  ------
                                                                                        242,881,584      358,099,050    3.6

Drug Stores                    2,150,000   Rite Aid Corp.                                68,282,570      107,231,250    1.1

Electrical                     1,450,000   Belden Inc.                                   45,973,282       49,390,625    0.5
Equipment                        650,000   Cooper Industries, Inc.                       26,521,205       32,337,500    0.3
                               1,600,000   General Electric Co.                          40,557,953      104,600,000    1.1
                                 600,000   Philips Electronics N.V. (NY
                                           Registered Shares)                            18,270,764       43,125,000    0.4
                                                                                     --------------   --------------  ------
                                                                                        131,323,204      229,453,125    2.3

Electronic                     1,500,000   Avnet, Inc.                                   83,947,762       86,250,000    0.9
Components

Financial Services             2,000,000   Federal National Mortgage Association         52,392,099       87,250,000    0.9
                               1,100,000   Transamerica Corporation                      81,108,138      102,918,750    1.0
                                                                                     --------------   --------------  ------
                                                                                        133,500,237      190,168,750    1.9

Food Distribution              2,248,000   Dairy Farm International Holdings
                                           Ltd. (Ordinary)                                1,869,442        1,686,000    0.0


SCHEDULE OF INVESTMENTS (continued)
                                 Shares                                                                             Percent of
Industries                        Held             Common Stocks                           Cost            Value    Net Assets
Foods/Food                     2,000,000   Archer-Daniels-Midland Co.                $   34,105,377   $   47,000,000    0.5%
Processing                     1,800,000   Grand Metropolitan PLC (ADR)*                 56,579,217       70,537,500    0.7
                                  90,000   Nestle S.A. (Registered)                      94,193,609      118,913,357    1.2
                                                                                     --------------   --------------  ------
                                                                                        184,878,203      236,450,857    2.4

Footwear                       8,000,000   Yue Yuen Industrial (Holdings Limited)        10,727,086       16,574,586    0.2

Hardware & Tools               1,900,000   The Black & Decker Corporation                63,049,672       70,656,250    0.7

Hospital                       3,200,000   Columbia/HCA Healthcare Corp.                102,856,502      125,800,000    1.2
Management                     3,600,000   Tenet Healthcare Corp.                        52,634,362      106,425,000    1.1
                                                                                     --------------   --------------  ------
                                                                                        155,490,864      232,225,000    2.3

Insurance                      2,300,000   Allstate Corporation                          69,292,895      167,900,000    1.7
                                 725,000   American International Group, Inc.            50,038,180      108,296,875    1.1
                                 544,000   Ayudhya Insurance Company, Ltd.
                                           (Foreign)                                      4,110,362        4,100,502    0.0
                               1,200,000   Berkley (W.R.) Corporation                    62,155,678       69,750,000    0.7
                               1,900,000   EXEL Ltd.                                     41,181,437      100,225,000    1.0
                               2,000,000   Fremont General Corp.                         33,362,385       80,500,000    0.8
                               1,100,000   Horace Mann Educators Corp.                   34,550,993       53,900,000    0.5
                               2,000,000   Penncorp Financial Group, Inc.                62,850,796       77,000,000    0.8
                               2,000,000   Provident Companies, Inc.                     79,650,937      107,000,000    1.1
                               1,800,000   TIG Holdings, Inc.                            54,108,848       56,250,000    0.5
                               3,000,000   Travelers Group, Inc.                         39,986,618      189,187,500    1.9
                                                                                     --------------   --------------  ------
                                                                                        531,289,129    1,014,109,877   10.1

Iron & Steel                   1,600,000   Birmingham Steel Corp.                        28,005,214       24,800,000    0.2
                                 900,000   Nucor Corporation                             45,502,522       50,850,000    0.5
                                                                                     --------------   --------------  ------
                                                                                         73,507,736       75,650,000    0.7

Leisure/Hotels                 2,200,000   Carnival Corp. (Class A)                      57,830,550       90,750,000    0.9
                               3,000,000   Harrah's Entertainment, Inc.                  55,543,541       54,750,000    0.5
                                                                                     --------------   --------------  ------
                                                                                        113,374,091      145,500,000    1.4

Natural Gas                    1,300,000   Coastal Corp.                                 46,005,120       69,143,750    0.7
Suppliers                      1,200,000   El Paso Natural Gas Co.                       50,497,788       66,000,000    0.6
                               5,200,000   Williams Companies, Inc.                      92,336,036      227,500,000    2.3
                                                                                     --------------   --------------  ------
                                                                                        188,838,944      362,643,750    3.6

Oil--Integrated                1,100,000   Ente Nazionale Idrocarburi S.p.A.
                                           (ENI) (ADR)*                                  53,518,082       62,562,500    0.6
                                 170,000   Mobil Corporation                              9,451,663       11,878,750    0.1
                               1,000,000   Phillips Petroleum Company                    34,052,303       43,750,000    0.5
                               1,000,000   TOTAL S.A. (ADR)*                             31,610,031       50,625,000    0.5
                               5,500,000   YPF S.A. (ADR)*                              104,737,166      169,125,000    1.7
                                                                                     --------------   --------------  ------
                                                                                        233,369,245      337,941,250    3.4

Oil--Service                   2,900,000   Dresser Industries, Inc.                      77,166,439      108,025,000    1.1

Paper & Forest                   790,000   Temple-Inland, Inc.                           36,163,014       42,660,000    0.4
Products                       1,800,000   Weyerhaeuser Co.                              82,324,719       93,600,000    1.0
                                                                                     --------------   --------------  ------
                                                                                        118,487,733      136,260,000    1.4


SCHEDULE OF INVESTMENTS (continued)
                                 Shares                                                                             Percent of
Industries                        Held             Common Stocks                           Cost            Value    Net Assets
Pharmaceuticals                2,900,000   Glaxo Wellcome PLC (ADR)*                 $   76,317,258   $  121,256,250    1.2%
                                 400,000   Merck & Co., Inc.                             19,645,017       41,400,000    0.4
                                  41,000   Novartis AG (Registered)                      47,806,723       65,647,253    0.6
                                 300,000   Pfizer, Inc.                                  17,304,400       35,850,000    0.4
                                                                                     --------------   --------------  ------
                                                                                        161,073,398      264,153,503    2.6

Railroads                      1,625,000   Kansas City Southern Industries, Inc.         71,881,332      104,812,500    1.0

Real Estate                    1,000,000   CarrAmerica Realty Corp.                      27,000,078       28,750,000    0.3
Investment Trusts              1,800,000   RFS Hotel Investors, Inc.                     27,076,754       32,400,000    0.3
                                 750,000   Walden Residential Properties, Inc.           13,361,662       19,218,750    0.2
                                                                                     --------------   --------------  ------
                                                                                         67,438,494       80,368,750    0.8

Restaurants                    1,200,000   McDonald's Corporation                        59,143,895       57,975,000    0.6

Retail Trade                   3,000,000   Wal-Mart Stores, Inc.                         73,541,970      101,437,500    1.0

Telecommunications             2,000,000   Frontier Corporation                          56,365,986       39,875,000    0.4
                               1,300,000   GTE Corp.                                     43,114,794       57,037,500    0.6
                               1,100,000   Nokia Corp. (ADR)*                            46,271,231       81,125,000    0.8
                                 500,000   Telecomunicacoes Brasileiras S.A.--
                                           Telebras (ADR)*                               26,932,551       75,875,000    0.7
                                                                                     --------------   --------------  ------
                                                                                        172,684,562      253,912,500    2.5

Tires & Rubber                 2,750,000   The Goodyear Tire & Rubber Co.               109,640,501      174,109,375    1.7

                                           Total Common Stocks                        3,981,112,277    5,786,483,205   57.9


                             Face Amount           Corporate Bonds

Automobile Parts          US$  7,000,000   Cummins Engine Company, Inc., 6.75%
                                           due 2/15/2007                                  6,978,790        6,868,701    0.1
                              20,000,000   Eaton Corp., 6.50% due 6/01/2025              19,929,200       19,447,600    0.2
                                                                                     --------------   --------------  ------
                                                                                         26,907,990       26,316,301    0.3

Automotive                                 Hertz Corp.:
                              25,000,000     6.70% due 6/15/2002                         24,815,300       24,787,500    0.3
                              13,000,000     6% due 1/15/2003                            12,891,670       12,444,640    0.1
                              15,000,000   Hyundai Motor Co., Ltd., 7.60% due
                                           7/15/2007                                     14,989,500       14,989,500    0.1
                                                                                     --------------   --------------  ------
                                                                                         52,696,470       52,221,640    0.5

Banking                       25,000,000   Banco Nacional de Comercio Exterior
                                           SNC, Global Bonds, 7.25% due 2/02/2004        23,425,000       23,312,500    0.2
                              13,600,000   Banco Rio de la Plata, 8.75% due
                                           12/15/2003                                    13,751,700       14,144,000    0.1
                              25,000,000   Bank of Boston Corp., 6.625% due
                                           12/01/2005                                    23,519,000       24,089,500    0.2
                                           BankAmerica Corp.:
                              15,000,000     6.875% due 6/01/2003                        14,149,050       14,967,150    0.2
                              30,000,000     6.75% due 9/15/2005                         29,591,750       29,426,700    0.3
                                           The Chase Manhattan Corp.:
                              15,000,000     6.50% due 8/01/2005                         14,552,850       14,489,700    0.2
                              15,000,000     6.25% due 1/15/2006                         13,892,250       14,160,450    0.1
                               6,000,000   First Hawaiian, Inc., 6.25% due
                                           8/15/2000                                      5,841,600        5,897,280    0.1
                              20,000,000   First Security Corp., 7% due
                                           7/15/2005                                     19,803,850       19,714,940    0.2
                              30,000,000   First Union Corp., 6.55% due
                                           10/15/2035                                    29,953,350       29,109,600    0.3
                              22,750,000   Firstbank Puerto Rico, 7.625% due
                                           12/15/2005                                    22,140,803       22,595,755    0.2
                              10,000,000   Great Western Financial Corp.,
                                           6.375% due 7/01/2000                           9,998,800        9,913,900    0.1


SCHEDULE OF INVESTMENTS (continued)
                                 Face                                                                               Percent of
Industries                      Amount             Corporate Bonds                         Cost           Value     Net Assets
Banking                                    Household Bank:
(concluded)              US$  10,000,000     6.87% due 5/15/2001                     $    9,868,800   $   10,047,800    0.1%
                              20,000,000     6.875% due 3/17/2003                        19,886,200       19,925,800    0.2
                              10,300,000     6.50% due 7/15/2003                         10,202,253       10,056,405    0.1
                                           NationsBank Corp.:
                              40,000,000     5.60% due 2/07/2001                         40,000,000       38,526,400    0.4
                              10,000,000     6.20% due 8/15/2003                          9,670,360        9,630,500    0.1
                              25,000,000     6.50% due 8/15/2003                         22,104,200       24,437,000    0.3
                              25,500,000   PNC Funding Corp., 6.125% due
                                           9/01/2003                                     24,922,025       24,351,225    0.2
                              20,000,000   People's Bank--Bridgeport, 7.20% due
                                           12/01/2006                                    19,956,700       19,550,200    0.2
                              25,000,000   Provident Bank, 6.375% due 1/15/2004          24,296,430       24,058,750    0.2
                                           Union Planters Corp.:
                              20,000,000     6.25% due 11/01/2003                        18,756,100       19,156,400    0.2
                              12,500,000     6.75% due 11/01/2005                        12,001,875       12,107,750    0.1
                                                                                     --------------   --------------  ------
                                                                                        432,284,946      433,669,705    4.3

Beverages                     22,000,000   Coca-Cola Femsa S.A., 8.95% due
                                           11/01/2006                                    21,984,595       22,341,792    0.2

Broadcasting                  20,000,000   British Sky Broadcasting Group PLC,
                                           7.30% due 10/15/2006                          20,037,440       20,014,800    0.2
                              15,000,000   Comcast Cable Communications Systems,
                                           8.125% due 5/01/2004                          14,986,500       15,614,850    0.2
                                                                                     --------------   --------------  ------
                                                                                         35,023,940       35,629,650    0.4

Chemicals                      8,000,000   Airgas, Inc., 7.14% due 3/08/2004              8,000,000        8,025,496    0.1
                              26,900,000   Lyondell Petrochemical Company, 6.50%
                                           due 2/15/2006                                 25,498,197       25,478,604    0.3
                              25,000,000   Union Carbide Corp., 6.79% due
                                           6/01/2025                                     25,000,000       24,315,500    0.2
                                                                                     --------------   --------------  ------
                                                                                         58,498,197       57,819,600    0.6

Consumer Services             20,000,000   Loewen Group, Inc., 8.25% due
                                           10/15/2003                                    20,208,132       20,676,500    0.2

Diversified                   10,000,000   Tenneco, Inc., 6.70% due 12/15/2005            9,808,500        9,777,180    0.1
Companies

Electronics                   16,000,000   Litton Industries, Inc., 6.98% due
                                           3/15/2006                                     16,000,000       15,884,832    0.2
                              15,000,000   Philips Electronics N.V., 7.125% due
                                           5/15/2025                                     14,954,200       14,910,750    0.1
                                                                                     --------------   --------------  ------
                                                                                         30,954,200       30,795,582    0.3

Finance                                    Ford Motor Credit Co.:
                              40,000,000     5.75% due 1/25/2001                         39,596,900       38,806,400    0.4
                               9,000,000     5.90% due 2/23/2001                          8,704,260        8,763,390    0.1
                                           General Motors Acceptance Corp.:
                              50,000,000     6.375% due 4/04/2000                        49,887,500       49,754,850    0.5
                              55,000,000     5.625% due 2/15/2001                        54,450,000       53,099,750    0.5
                              30,000,000     6.75% due 6/10/2002                         29,520,300       29,844,900    0.3
                              50,000,000   Sears, Roebuck Acceptance Corp.,
                                           5.63% due 2/07/2001                           49,996,500       48,220,700    0.5
                              15,000,000   USL Capital Corp., 5.79% due 1/23/2001        14,995,800       14,544,000    0.1
                                                                                     --------------   --------------  ------
                                                                                        247,151,260      243,033,990    2.4

Financial                                  GATX Corp.:
Leasing                        7,000,000     6.66% due 3/15/2001                          6,997,900        6,960,870    0.1
                              12,000,000     6.27% due 12/05/2001                        11,823,270       11,704,200    0.1
                              25,000,000     6.69% due 11/30/2005                        24,984,750       24,225,750    0.2

SCHEDULE OF INVESTMENTS (continued)
                                 Face                                                                               Percent of
Industries                      Amount             Corporate Bonds                         Cost           Value     Net Assets
Financial                                  XTRA Corp.:
Leasing                   US$ 20,000,000     6.79% due 8/01/2001                     $   19,945,800   $   19,937,440    0.2%
(concluded)                   20,000,000     6.68% due 11/30/2001                        20,000,000       19,828,180    0.2
                                                                                     --------------   --------------  ------
                                                                                         83,751,720       82,656,440    0.8

Financial                                  Finova Capital Corp.:
Services                      25,000,000     6.45% due 6/01/2000                         24,766,550       24,835,500    0.3
                              15,000,000     5.98% due 2/27/2001                         14,968,950       14,597,685    0.1
                              10,000,000     6.56% due 11/15/2002                        10,000,000        9,833,900    0.1
                                           McDonnell Douglas Finance Corp.:
                              20,000,000     6.78% due 12/19/2003                        19,993,400       19,488,400    0.2
                              20,000,000     6.965% due 9/12/2005                        20,049,200       19,848,600    0.2
                              35,000,000   Morgan Stanley Group, Inc., 5.75%
                                           due 2/15/2001                                 34,968,150       33,939,360    0.3
                                           Salomon Inc.:
                              10,000,000     6.75% due 2/15/2003                          9,804,000        9,799,660    0.1
                               5,000,000     6.875% due 12/15/2003                        4,968,500        4,909,030    0.0
                                           Smith Barney Shearson Holdings, Inc.:
                              10,000,000     5.875% due 2/01/2001                         9,621,300        9,748,400    0.1
                              15,000,000     6.50% due 10/15/2002                        14,690,800       14,751,300    0.2
                              30,000,000     7% due 3/15/2004                            29,927,700       29,923,260    0.3
                                                                                     --------------   --------------  ------
                                                                                        193,758,550      191,675,095    1.9

Food & Tobacco                             Nabisco Inc.:
                              20,000,000     6.70% due 6/15/2002                         19,838,770       19,731,600    0.2
                              20,000,000     6.85% due 6/15/2005                         20,000,000       19,570,600    0.2
                               5,000,000   RJR Nabisco Inc., 8.25% due 7/01/2004          4,971,250        4,971,250    0.1
                                                                                     --------------   --------------  ------
                                                                                         44,810,020       44,273,450    0.5

Foreign Government                         Republic of Argentina:
Obligations                   50,634,000     Floating Rate Brady Bonds, Series L,
                                             6.75% due 3/31/2005++                       33,835,320       47,535,199    0.5
                              25,000,000     Global Bonds, 8.375% due 12/20/2003         23,631,250       25,437,500    0.2
                              70,000,000     Global Bonds, 11% due 10/09/2006            73,296,700       77,962,500    0.8
                                           United Mexican States:
                               5,000,000     8.50% due 9/15/2002                          5,043,750        5,087,500    0.1
                              40,000,000     Global Bonds, 9.875% due 1/15/2007          41,982,500       42,200,000    0.4
                                                                                     --------------   --------------  ------
                                                                                        177,789,520      198,222,699    2.0

Hardware & Tools              20,000,000   The Black & Decker Corporation, 6.625%
                                           due 11/15/2000                                19,217,900       19,888,000    0.2

Hospital Management           26,500,000   Tenet Healthcare Corp., 8% due
                                           1/15/2005                                     26,470,375       26,566,250    0.3

Industrial                    12,750,000   Diamond Shamrock, Inc., 7.65% due
                                           7/01/2026                                     12,741,187       13,377,300    0.1
                               7,800,000   Interface, Inc., 9.50% due 11/15/2005          7,552,000        8,034,000    0.1
                              20,000,000   News America Holdings, Inc., 7.60%
                                           due 10/11/2015                                19,216,600       19,105,600    0.2
                              12,000,000   Reliance Industries Ltd., 8.25% due
                                           1/15/2027                                     11,839,359       12,133,200    0.1
                              10,000,000   Triton Energy Ltd., 8.75% due 4/15/2002        9,957,500       10,276,210    0.1
                              15,000,000   United Refining Co., 10.75% due
                                           6/15/2007                                     15,000,000       14,775,000    0.1
                                           Williams Holdings of Delaware, Inc.:
                              20,000,000     6.91% due 6/13/2002                         19,988,200       19,915,120    0.2
                              50,000,000     6.25% due 2/01/2006                         49,739,500       47,097,500    0.5
                                                                                     --------------   --------------  ------
                                                                                        146,034,346      144,713,930    1.4

Insurance                     10,125,000   Integon Corp., 8% due 8/15/1999               10,208,769       10,215,852    0.1
                              20,000,000   Travelers Inc., 6.875% due 6/01/2025          20,037,200       19,838,200    0.2
                                                                                     --------------   --------------  ------
                                                                                         30,245,969       30,054,052    0.3


SCHEDULE OF INVESTMENTS (continued)
                                 Face                                                                               Percent of
Industries                      Amount             Corporate Bonds                         Cost           Value     Net Assets
Machinery                US$  20,000,000   FMC Corp., 6.375% due 9/01/2003           $   18,940,800   $   19,249,000    0.2%
                              22,500,000   Harris Corp., 6.375% due 8/15/2002            22,461,850       21,894,750    0.2
                                                                                     --------------   --------------  ------
                                                                                         41,402,650       41,143,750    0.4

Natural Gas                   20,000,000   Coastal Corp., 6.70% due 2/15/2027            19,800,400       19,692,660    0.2
Suppliers                     15,000,000   ENSERCH Corporation, 7.125% due
                                           6/15/2005                                     15,095,150       14,942,100    0.1
                                                                                     --------------   --------------  ------
                                                                                         34,895,550       34,634,760    0.3

Oil--Integrated               18,375,000   Occidental Petroleum Corp., 6.24% due
                                           11/24/2000                                    18,135,306       18,055,091    0.2
                                           Union Texas Petroleum Holdings, Inc.:
                              10,000,000     6.70% due 11/18/2002                        10,000,000        9,826,940    0.1
                              20,000,000     6.81% due 12/05/2007                        20,000,000       19,355,800    0.2
                              10,000,000   Unocal Corporation, 6.11% due
                                           2/17/2004                                     10,000,000        9,497,960    0.1
                              30,000,000   YPF S.A., 8% due 2/15/2004                    26,971,875       30,561,000    0.3
                                                                                     --------------   --------------  ------
                                                                                         85,107,181       87,296,791    0.9

Oil--Related                               Tosco Corporation:
                              20,000,000     7% due 7/15/2000                            19,894,250       20,143,800    0.2
                              20,000,000     7.25% due 1/01/2007                         20,299,500       20,108,600    0.2
                                                                                     --------------   --------------  ------
                                                                                         40,193,750       40,252,400    0.4

Paper & Forest                20,000,000   Boise Cascade Corporation, 7.66% due
Products                                   5/27/2005                                     20,000,000       20,165,100    0.2
                              20,400,000   Champion International Corp., 6.40%
                                           due 2/15/2026                                 20,238,456       19,577,819    0.2
                                                                                     --------------   --------------  ------
                                                                                         40,238,456       39,742,919    0.4

Real Estate                   20,000,000   Meditrust Corporation, 7.82% due
Investment Trust                           9/10/2026                                     20,633,700       20,758,280    0.2

Services                      20,000,000   ADT Operations, 8.25% due 8/01/2000           20,158,312       20,800,000    0.2

Telecommunications            10,000,000   Pacific Telecom, Inc., 6.625% due
                                           10/20/2005                                    10,000,000        9,676,060    0.1
                              43,200,000   PanAmSat L.P., 9.50%*** due 8/01/2003         41,275,192       42,082,848    0.4
                              25,000,000   Worldcom Inc., 7.55% due 4/01/2004            24,958,500       25,244,050    0.3
                                                                                     --------------   --------------  ------
                                                                                         76,233,692       77,002,958    0.8

Tires & Rubber                40,000,000   The Goodyear Tire & Rubber Co., 6.625%
                                           due 12/01/2006                                39,840,000       38,558,800    0.4

Transportation                10,000,000   General American Transportation Corp.,
                                           6.44% due 11/13/2001                          10,000,000        9,821,200    0.1
                              15,000,000   Transportacion Maritima Mexicana, S.A.
                                           de C.V., 10% due 11/15/2006                   15,130,250       15,187,500    0.2
                                                                                     --------------   --------------  ------
                                                                                         25,130,250       25,008,700    0.3

Travel & Lodging                           Royal Caribbean Cruises Ltd.:
                              10,000,000     7.125% due 9/18/2002                         9,900,050       10,045,200    0.1
                              10,000,000     7.25% due 8/15/2006                          9,854,415        9,877,000    0.1
                                                                                     --------------   --------------  ------
                                                                                         19,754,465       19,922,200    0.2

Utilities--                   28,250,000   Connecticut Light & Power Co., 7.75%
Electric,                                  due 6/01/2002                                 28,173,725       28,144,062    0.3
Gas & Water                   25,000,000   Empresa Nacional de Electricidad S.A.
                                           (Endesa), 7.325% due 2/01/2037                25,000,000       25,046,125    0.2
                              30,000,000   Enron Corp., 6.75% due 7/01/2005              28,878,400       29,423,700    0.3
                               5,000,000   Long Island Lighting Co., 7.625% due
                                           4/15/1998                                      4,986,210        5,058,350    0.1
                              20,000,000   PECO Energy Co., 5.625% due 11/01/2001        18,908,800       19,201,400    0.2
                               5,000,000   United Illuminating Co., 6.20% due
                                           1/15/1999                                      4,693,050        4,985,050    0.0
                                                                                     --------------   --------------  ------
                                                                                        110,640,185      111,858,687    1.1

                                           Total Corporate Bonds                      2,211,824,821    2,227,312,101   22.3


SCHEDULE OF INVESTMENTS (concluded)
                                  Face                                                                              Percent of
                                 Amount     Collateralized Mortgage Obligations             Cost             Value  Net Assets
                                           Federal Home Loan Mortgage Corp.:
                         US$   9,241,900     6.50% due 5/15/2008                     $    8,831,790   $    8,603,562    0.1%
                               5,000,000     7% due 8/15/2008                             4,762,500        4,889,050    0.1
                              13,000,000     6% due 2/15/2011                            12,020,938       12,008,750    0.1
                                           Federal National Mortgage
                                           Association:
                              13,400,000     7% due 7/25/2006                            13,236,688       13,316,250    0.1
                              12,000,000     6.50% due 1/25/2008                         11,608,125       11,632,440    0.1
                               5,010,000     6.50% due 4/25/2008                          4,653,037        4,798,641    0.1

                                           Total Collateralized Mortgage
                                           Obligations                                   55,113,078       55,248,693    0.6


                                                 US Government Obligations

                                           US Treasury Notes:
                              25,000,000     6.25% due 2/28/2002                         24,941,406       24,859,250    0.3
                             460,000,000     5.75% due 8/15/2003                        446,237,813      444,185,200    4.4
                             400,000,000     5.875% due 2/15/2004                       397,917,969      387,564,000    3.9
                             685,000,000     5.875% due 11/15/2005                      670,211,794      655,353,200    6.6
                             175,000,000     6.25% due 8/15/2023                        158,131,641      162,011,500    1.6

                                           Total US Government Obligations            1,697,440,623    1,673,973,150   16.8


                                                   Short-Term Investments

Commercial                    37,250,000   Falcon Asset Securitization Corp.,
Paper**                                    5.56% due 7/21/1997                           37,134,939       37,134,939    0.4
                              50,000,000   GTE Corporation, 5.55% due 7/17/1997          49,876,667       49,876,667    0.5
                              61,940,000   General Motors Acceptance Corp.,
                                           6.25% due 7/01/1997                           61,940,000       61,940,000    0.6
                              50,000,000   Goldman Sachs Group L.P., 5.53% due
                                           7/08/1997                                     49,946,236       49,946,236    0.5

Commercial              Czk  300,000,000   International Bank for Reconstruction
Paper--                                    & Development, 11.50% due 10/09/1997          11,157,441        9,032,238    0.1
Foreign**

US Government           US$   15,450,000   Federal Home Loan Mortgage Corp.,
Agency                                     5.43% due 7/03/1997                           15,445,339       15,445,339    0.1
Obligations**

                                           Total Short-Term Investments                 225,500,622      223,375,419    2.2

Total Investments                                                                    $8,170,991,421    9,966,392,568   99.8
                                                                                     ==============
Other Assets Less Liabilities                                                                             20,307,992    0.2
                                                                                                      --------------  ------
Net Assets                                                                                            $9,986,700,560  100.0%
                                                                                                      ==============  ======

Net Asset    Class A--Based on net assets of $3,552,717,587 and 102,473,667
Value:                shares outstanding                                                              $        34.67
                                                                                                      ==============
             Class B--Based on net assets of $5,276,527,663 and 155,902,239
                      shares outstanding                                                              $        33.85
                                                                                                      ==============
             Class C--Based on net assets of $351,981,014 and 10,495,372
                      shares outstanding                                                              $        33.54
                                                                                                      ==============
             Class D--Based on net assets of $805,474,296 and 23,284,517
                      shares outstanding                                                              $        34.59
                                                                                                      ==============

  *American Depositary Receipt (ADR).
 **Commercial Paper, Commercial Paper--Foreign and certain US
   Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
***Represents a step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

PORTFOLIO INFORMATION


Ten Largest                          Percent of
Common Stock Holdings                Net Assets

Williams Companies, Inc.                 2.3%
Travelers Group, Inc.                    1.9
The Goodyear Tire & Rubber Co.           1.7
YPF S.A. (ADR)                           1.7
Allstate Corporation                     1.7
United Technologies Corp.                1.6
The Chase Manhattan Corp.                1.3
Columbia/HCA Healthcare Corp.            1.2
Glaxo Wellcome PLC (ADR)                 1.2
Nestle S.A. (Registered)                 1.2


                                     Percent of
Ten Largest Industries               Net Assets*

Insurance                               10.4%
Banking                                  5.6
Oil--Integrated                          4.3
Natural Gas Suppliers                    3.9
Financial Services                       3.8
Diversified Companies                    3.7
Chemicals                                3.6
Telecommunications                       3.3
Pharmaceuticals                          2.6
Hospital Management                      2.6

[FN]
*Based on total holdings in common stocks and bonds.


Common Stock Portfolio Changes for the
Quarter Ended June 30, 1997

Additions

American Standard Companies, Inc.
Sunbeam Corporation


Deletions

Block Drug, Inc. (Class A)
Cincinnati Milacron, Inc.
Cleveland-Cliffs, Inc.
Creative Technology, Ltd.
Industrias Penoles S.A.
Lowndes Lambert Group Holdings PLC
Mandarin Oriental International Ltd.
Minsura Sociedad Limitada S.A. (T Shares)
Pinnacle West Capital Corp.
Rockwell International Corporation
Thai Theparos Food Product Public Company Limited
  (Foreign)
Union Planters Corp.